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Exhibit 8

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the annual report of Geac Computer Corporation Limited (the "Company") on Form 40-F for the fiscal year ended April 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Charles S. Jones, President and Chief Executive Officer of the Company, and Donna de Winter, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:
/s/ CHARLES S. JONES Charles S. Jones President and Chief Executive Officer
By:
/s/ DONNA DE WINTER Donna de Winter Chief Financial Officer
August 19, 2004

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  Exhibit 8